Thrivent Mutual Funds

Supplement to

Class A Shares Prospectus and

Institutional Class Shares Prospectus,

each dated February 28, 2013

with respect to

Thrivent Large Cap Value Fund

The summary section of the prospectus of Thrivent Large Cap Value Fund is amended. The description under “Portfolio Manager(s)” is deleted and replaced with the following:

Kurt J. Lauber, CFA has served as portfolio manager of the Fund since 2013. Mr. Lauber has been with Thrivent Financial since 2004 and previously served as an associate portfolio manager.

The “Portfolio Management” section of the prospectus is also amended. The description under Thrivent Large Cap Value Fund is deleted and replaced with the following:

Kurt J. Lauber, CFA has served as portfolio manager of the Fund since 2013. Mr. Lauber has been with Thrivent Financial since 2004 and previously served as an associate portfolio manager.

The date of this Supplement is March 20, 2013.

Please include this Supplement with your Prospectus.

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